SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 15, 2005

1ST CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number) (I.R.S. Employer Identification Number)
2650 Route 130 P.O. box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(ZipCode)

Registrant’s telephone number, including area code	(609) 655-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)    On February 15, 2005, the Board of Directors of 1st Constitution Bancorp (the “Company”) and the Board of Directors of 1st Constitution Bank (the “Bank”) received from Edward D. Knapp notice of Mr. Knapp’s resignation as director and Chairman of the Board of each of the Company and the Bank and as the Bank’s loan review officer effective March 10, 2005, at which time his retirement shall commence. Mr. Knapp’s resignation is not due to any disagreement with the Company or the Bank or concerns relating to the Company’s or the Bank’s operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005	1ST CONSTITUTION BANCORP By: ROBERT F. MANGANO ———————————————————— Name: Robert F. Mangano Title: President and Chief Financial Officer